Exhibit 10.8.11

                                 TRUST INDENTURE

                               FIRST SUPPLEMENT TO

                               SPECIAL PROVISIONS

     THIS FIRST SUPPLEMENT TO TRUST INDENTURE SPECIAL PROVISIONS, dated as of December 31, 2001 between (i) Trailer Bridge, Inc., a Delaware corporation (herein called the "Shipowner"), and (ii) State Street Bank and Trust Company, A Massachusetts trust company (said Bank, any successor or assign, herein called the "Indenture Trustee").

                                    RECITALS:

     D. The parties hereto have previously entered into a TRUST INDENTURE, dated as of December 4, 1997 (the "Trust Indenture") in connection with the Shipowner's issuance of $16,918,000 aggregate principal amount of its bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series II:" (the "Original Bonds") of which $14,887,840 principal amount is currently outstanding, such Obligations to bear interest at 6.52% per annum maturing on March 30, 2023;

     E. The terms of the Original Bonds required equal principal payments to be paid semi-annually on March 30 and September 30 of each year commencing on March 30, 1998 until such principal sum has been paid.

     F. The Shipowner and holder of the Original Bonds, with the consent of United States, represented by the Secretary, have agreed to amend and restate the Original Bonds to provide that the semi-annual principal payments due September 30, 2001 and March 30, 2002 shall be due, respectively, on September 30, 2002 and March 30, 2003.

     NOW THEREFORE, in consideration of the premises, of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, and for the equal and proportionate benefit of all the present and future Holders of the Obligations, the parties hereby agree as follows:

                                 ARTICLE SECOND

                                    THE BONDS

     Subparagraph (a) is deleted in its entirety and replaced with:

     (a) the Bonds issued hereunder shall be designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series II Amended and Restated December 31, 2001," and shall be in the form of Exhibit 2-1 to this Indenture; and, the aggregate principal amount of Bonds which may be issued under this Indenture shall not exceed $16,918,000, of which $14,887,840 principal amount is currently outstanding, except as provided in Sections 2.09, 2.10, 2.12 and 3.10(b) of Exhibit 1 hereto.

                                  ARTICLE THIRD

                               CERTAIN REDEMPTIONS

     Subparagraph (a) Mandatory Sinking Fund Redemptions is amended by the addition of the following sentence at the end of the first paragraph:

Provided, however, the semi-annual principal payments due September 30, 2001 and March 30, 2002 shall be due, respectively, on September 30, 2002 and March 30, 2003.

     Except as otherwise expressly provided herein, terms not defined herein which are defined in Schedule A to the Trust Indenture dated December 4, 1997 between Trailer Bridge, Inc. and State Street Bank and Trust Company, or by reference therein to other instruments shall have the meaning ascribed to them in said Schedule A or other instruments.

     IN WITNESS WHEREOF, This First Amendment To Trust Indenture Special Provisions has been duly executed by the parties hereto as of the day and year first above written.


                                    TRAILER BRIDGE, INC.
                                    Shipowner

[SEAL]
                                    By: _______________________
                                        Chairman and Chief
                                        Executive Officer

                                    STATE STREET BANK AND TRUST COMPANY
                                    Indenture Trustee

[SEAL]                              By: ________________________
                                        Vice President

CONSENTED TO                        UNITED STATES OF AMERICA
                                    SECRETARY OF TRANSPORTATION
                                    MARITIME ADMINISTRATOR

                                    By: _________________________
                                        Secretary
                                        Maritime Administration

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